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Scudder U.S. Government Securities Fund

Classes A, B, C and I

Semiannual Report

April 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder U.S. Government Securities Fund	Nasdaq Symbol	CUSIP Number
Class A	KUSAX	81123L-105
Class B	KUSBX	81123L-204
Class C	KUSCX	81123L-303

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary April 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder U.S. Government Securities Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	.98%	7.34%	6.53%	6.96%	6.60%
Class B	.68%	6.45%	5.63%	6.03%	5.62%(a)
Class C	.60%	6.52%	5.71%	6.10%	5.71%(a)
Salomon Brothers 30-yr Mortgage Index+	1.70%	8.18%	7.52%	7.72%	7.49%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/02	$ 8.65	$ 8.64	$ 8.66
10/31/01	$ 8.82	$ 8.80	$ 8.82
Distribution Information: Six Months: Income Dividends	$ .25	$ .22	$ .22
April Income Dividend	$ .042	$ .036	$ .037
SEC 30-day Equivalent Yield++	4.94%	4.13%	4.20%
Current Annualized Distribution Rate++	5.83%	5.00%	5.07%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - GNMA Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	30	of	64	47
3-Year	28	of	49	54
5-Year	19	of	40	47
10-Year	16	of	23	67

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results migh have been less than favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder U.S. Government Securities Fund - Class A -- Salomon Brothers 30-yr Mortgage Index+

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,251	$11,545	$13,370	$18,098
	Average annual total return	2.51%	4.91%	5.98%	6.11%
Class B(c)	Growth of $10,000	$10,345	$11,587	$13,302	$17,284
	Average annual total return	3.45%	5.03%	5.87%	5.62%(a)
Class C(c)	Growth of $10,000	$10,652	$11,812	$13,448	$17,422
	Average annual total return	6.52%	5.71%	6.10%	5.71%(a)
Salomon Brothers 30-yr Mortgage Index+	Growth of $10,000	$10,818	$12,432	$14,505	$20,593
	Average annual total return	8.18%	7.52%	7.72%	7.49%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the period prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder U.S. Government Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Salomon Brothers 30-Year GNMA index is unmanaged, is on a total return basis with all dividends reinvested, and comprises GNMA 30-year pass-throughs of single-family and graduated-payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, we believe momentum is building for an economic and market recovery.

Economists have been looking to consumer and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit the economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The federal funds rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 4/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits bottomed last fall, and should continue improving through 2002 and 2003. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid to high single digits this year.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 16, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Scott E. Dolan, lead portfolio manager of Scudder U.S. Government Securities Fund, discusses market conditions and the fund's investment strategy during the six-month period ended April 30, 2002.

Q: How would you describe the fixed-income environment of the past six months?

A: Following the events of September 11, 2001, the interest rate environment has been volatile. At the beginning of the reporting period, that is, last October, interest rates on short-term bonds (those maturing in one year or less) fell sharply. Part of this decline was caused by the aggressive series of interest rate reductions by the Federal Reserve Board (the Fed). There also were fears that the economic recovery might be delayed for several months. However, toward the end of the year, that attitude started to turn around as the economic data failed to confirm a weaker economy, and investors began to see that the recovery would come sooner than expected. As a result, short-term interest rates - as determined by the bond market, not the Fed - started to move higher.

Q: How did the fund perform in this environment?

A: For the six-month period ended April 30, 2002, the fund's Class A shares (unadjusted for sales charges) provided a total return of 0.98 percent, which was below that of its benchmark, the Salomon Brothers 30-year Government National Mortgage Association (GNMA) Index, which rose 1.70 percent. However, the fund's return was almost identical to that of the average GNMA fund, as tracked by Lipper, Inc., which returned 0.99 percent for the same time period. GNMA securities did not perform very well in the fourth quarter of 2001, especially in the first couple of months. As is often the case, sharply declining interest rates led to an increase in mortgage refinancings by home owners. These "prepayments," as they are known, meant that mortgage-backed securities with higher interest rates were being replaced with securities carrying lower interest rates. While this environment is good for home owners, it means lower returns for investors. However, by the end of 2001 and in January and February of this year, interest rates had moved up a little bit, which meant fewer refinancings, leaving investors more comfortable owning GNMA securities, rather than Treasuries.

Q: How do rising interest rates make GNMAs more attractive?

A: It will help if we first explain how we manage the fund. We strive to provide high current income and safety of principal, while also seeking total return. We seek to accomplish this goal by changing our allocation between GNMAs and U.S. Treasuries. We also do an extensive analysis of prepayment expectations of individual GNMAs. We seek to manage prepayment risk by adjusting the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. Oftentimes, we will overweight or underweight individual coupons as relative value opportunities arise.

As interest rates began to rise in the past few months, resulting in fewer refinancings and greater investor demand for GNMA securities, we felt GNMAs were likely to give us better performance, and we increased our GNMA exposure. Last summer, given our concern over prepayments, our allocation to GNMAs was about 87 percent of assets. Currently, this allocation is about 97 percent, because we feel that GNMAs are quite attractive relative to Treasuries.

Q: What other changes did you make in the portfolio during the period?

A: In addition to increasing the fund's allocation to GNMAs, we reduced the fund's duration, or sensitivity to changes in interest rates, nearer to the duration of the Salomon Index. This was accomplished through the sale of longer-duration Treasury securities in favor of shorter-duration GNMA securities. Specifically, we added to the fund's holdings of GNMAs with coupon rates of 6, 6 ½ and 7 percent.

Q: What's your outlook for the months ahead?

A: In spite of some positive economic indicators in the past several weeks, we believe the Fed is not going to raise short-term interest rates as quickly as many market observers expect. For one thing, the first quarter of the year tends to be a little stronger compared with the second and third quarters, partly because tax refunds start coming during the quarter. There also was a lot of pent-up demand at the end of 2001 due to the uncertainty following September 11. So, the Fed may wait to see if the strong growth we saw in the first three months of this year is sustainable before raising interest rates. Therefore, while we believe the economy will continue moving forward, we also believe the market has overestimated the speed with which the Fed will raise short-term interest rates. If we are correct in our assessment, we would expect interest rates to decline moderately and then remain in a narrow range. In the environment we envision, we would expect the fund's increased exposure to GNMAs to serve investors well, given their relatively high yields and attractive valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Portfolio Composition	4/30/02	10/31/01

Mortgage-Backed GNMA Securities	97%	84%
U.S. Treasuries	2%	11%
FNMA/FHLMC	-	3%
Cash Equivalents, net	1%	2%
	100%	100%

Credit Quality	4/30/02	10/31/01

AAA	100%	100%

Interest Rate Sensitivity	4/30/02	10/31/01

Average Maturity	5.7 years	5.0 years
Average Duration	3.0 years	2.1 years

Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 2.3%
U.S. Treasury Bond, 11.25%, 2/15/2015 (e) (Cost $91,728,770)	60,000,000	91,860,960

Federal Home Loan Mortgage Corp. 0.1%
Federal Home Loan Mortgage Corporation: 6.0%, 7/1/2029	336,466	334,232
6.5% with various maturities until 7/1/2029	649,759	664,966
7.0% with various maturities until 11/1/2030	686,783	711,776
7.5% with various maturities until 12/1/2030	393,102	410,729
8.0% with various maturities until 7/1/2030	249,943	268,012
8.5% with various maturities until 7/1/2030	120,531	129,834
Total Federal Home Loan Mortgage Corp. (Cost $2,370,217)		2,519,549

Federal National Mortgage Association 0.3%
Federal National Mortgage Association: Principal Only Certificate, 5/1/2017	12,200	10,492
5.5% with various maturities until 12/1/2028	1,059,223	1,016,335
6.0% with various maturities until 4/1/2029	2,147,309	2,163,034
6.5% with various maturities until 11/1/2030	3,901,623	3,965,181
7.0% with various maturities until 12/1/2030	227,832	237,396
7.5% with various maturities until 9/1/2030	987,810	1,033,515
8.0% with various maturities until 12/1/2024	2,592,208	2,759,968
8.5% with various maturities until 8/1/2030	594,242	632,969
9.0% with various maturities until 5/1/2030	663,056	711,673
11.5%, 5/1/2018	107,802	124,308
Total Federal National Mortgage Association (Cost $12,100,594)		12,654,871

Government National Mortgage Association 97.3%
Government National Mortgage Association: 5.5% with various maturities until 12/15/2031	24,781,292	23,836,381
6.0% with various maturities until 5/1/2032 (c)	454,206,346	450,546,685
6.5% with various maturities until 5/1/2032 (c)	1,238,148,103	1,259,036,422
7.0% with various maturities until 5/1/2032 (c)	1,045,366,162	1,081,623,233
7.5% with various maturities until 5/1/2032 (c) (d)	550,966,013	579,703,996
8.0% with various maturities until 5/1/2032 (c)	379,323,733	402,965,125
8.5% with various maturities until 5/1/2032 (c)	19,943,163	21,496,925
9.0% with various maturities until 7/15/2030	21,201,975	23,036,327
9.5% with various maturities until 5/15/2027	20,598,555	22,885,937
10.0% with various maturities until 8/15/2022	12,166,179	13,755,833
10.5% with various maturities until 12/15/2021	5,911,851	6,758,939
11.0%, 4/20/2019	56,699	64,979
Total Government National Mortgage Association (Cost $3,803,564,091)		3,885,710,782

Cash Equivalents 26.3%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $1,050,116,263)	1,050,116,263	1,050,116,263

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $4,959,879,935) (a)	126.3	5,042,862,425
Other Assets and Liabilities, Net	(26.3)	(1,049,145,475)
Net Assets	100.0	3,993,716,950

(a) The cost for federal income tax purposes was $4,960,181,603. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $82,680,822. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $85,484,201 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,803,379.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery securities included.
(d) Mortgage dollar roll included.
(e) At April 30, 2002, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2002, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
10 year U.S. Treasury Note	6/19/2002	255	26,845,033	26,918,438
5 year U.S. Treasury Note	6/19/2002	379	40,197,780	40,191,766
Total unrealized depreciation on open futures contracts				(67,391)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $4,959,879,935)	$ 5,042,862,425
Cash	10,000
Receivable for investments sold	387,592,339
Interest receivable	16,840,909
Receivable for Fund shares sold	3,320,246
Total assets	5,450,625,919
Liabilities
Payable for investments purchased	51,612,476
Payable for when-issued and forward delivery securities	1,296,994,232
Payable for mortgage dollar rolls	92,615,781
Payable for Fund shares redeemed	12,569,243
Payable for daily variation margin on open futures contracts	283,780
Accrued management fee	1,360,979
Other accrued expenses and payables	1,472,478
Total liabilities	1,456,908,969
Net assets, at value	$ 3,993,716,950
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(14,479,738)
Net unrealized appreciation (depreciation) on: Investments	82,982,490
Futures	(67,391)
Accumulated net realized gain (loss)	(749,311,748)
Paid-in capital	4,674,593,337
Net assets, at value	$ 3,993,716,950

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,700,878,368 / 427,640,449 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.65
Maximum offering price per share (100 / 95.5 of $8.65)	$ 9.06
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($207,796,822 / 24,060,545 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.64
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($80,658,996 / 9,310,746 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.66
Class I Net Asset Value, offering and redemption price per share ($4,382,764 / 506,900 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Interest	$ 120,155,545
Total Income	120,155,545
Expenses: Management fee	8,287,091
Administrative fee	3,920,769
Distribution service fees	5,635,570
Trustees' fees and expenses	26,738
Other	49,951
Total expenses, before expense reductions	17,920,119
Expense reductions	(75,784)
Total expenses, after expense reductions	17,844,335
Net investment income	102,311,210
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	10,654,958
Futures	7,688,307
18,343,265
Net unrealized appreciation (depreciation) during the period on: Investments	(82,533,488)
Futures	903,510
(81,629,978)
Net gain (loss) on investment transactions	(63,286,713)
Net increase (decrease) in net assets resulting from operations	$ 39,024,497

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income	$ 102,311,210	$ 193,379,449
Net realized gain (loss) on investment transactions	18,343,265	53,099,895
Net unrealized appreciation (depreciation) on investment transactions during the period	(81,629,978)	142,589,175
Net increase (decrease) in net assets resulting from operations	39,024,497	389,068,519
Distributions to shareholders from: Net investment income: Class A	(109,413,443)	(183,883,472)
Class B	(5,253,160)	(8,386,823)
Class C	(1,945,751)	(3,064,360)
Class I	(132,092)	(287,451)
Fund share transactions: Proceeds from shares sold	334,297,698	820,525,533
Net assets acquired in tax-free reorganization	-	1,430,528,209
Reinvestment of distributions	74,351,202	122,874,602
Cost of shares redeemed	(548,672,036)	(932,425,533)
Net increase (decrease) in net assets from Fund share transactions	(140,023,136)	1,441,502,811
Increase (decrease) in net assets	(217,743,085)	1,634,949,224
Net assets at beginning of period	4,211,460,035	2,576,510,811
Net assets at end of period (including accumulated distributions in excess of net investment income of $14,479,738 and $46,502, respectively)	$ 3,993,716,950	$ 4,211,460,035

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[a,f]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 8.34	$ 8.38	$ 8.86	$ 8.81	$ 8.74
Income from investment operations: Net investment income	.21[b]	.51[b]	.54[b]	.53[b]	.58[b]	.64
Net realized and unrealized gain (loss) on investment transactions	(.13)	.50	(.02)	(.41)	.07	.06
Total from investment operations	.08	1.01	.52	.12	.65	.70
Less distributions from: Net investment income	(.25)	(.53)	(.56)	(.60)	(.60)	(.63)
Total distributions	(.25)	(.53)	(.56)	(.60)	(.60)	(.63)
Net asset value, end of period	$ 8.65	$ 8.82	$ 8.34	$ 8.38	$ 8.86	$ 8.81
Total Return (%)[c]	.98**	12.44	6.44	1.44	7.64	8.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,701	3,908	2,414	2,807	3,286	3,550
Ratio of expenses before expense reductions (%)	.84*	.83[d]	.80	.85	.80	.78
Ratio of expenses after expense reductions (%)	.84*	.81[d]	.79	.84	.80	.78
Ratio of net investment income (%)	5.13*	5.99	6.58	6.22	6.50	7.34
Portfolio turnover rate (%)	181*e	83[e]	193	177	150	261
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .81% and .81%, respectively.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 201% and 101% for the six months ended April 30, 2002 and the year ended October 31, 2001, respectively.
[f] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.03, increase net realized and unrealized gain (loss) per share by $.03, and decrease the ratio of net investment income to average net assets from 5.75% to 5.13%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not Annualized

Class B
Years Ended October 31,	2002[a,f]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 8.33	$ 8.37	$ 8.85	$ 8.80	$ 8.73
Income from investment operations: Net investment income	.18[b]	.43[b]	.47[b]	.45[b]	.49[b]	.56
Net realized and unrealized gain (loss) on investment transactions	(.12)	.49	(.03)	(.40)	.08	.06
Total from investment operations	.06	.92	.44	.05	.57	.62
Less distributions from: Net investment income	(.22)	(.45)	(.48)	(.53)	(.52)	(.55)
Total distributions	(.22)	(.45)	(.48)	(.53)	(.52)	(.55)
Net asset value, end of period	$ 8.64	$ 8.80	$ 8.33	$ 8.37	$ 8.85	$ 8.80
Total Return (%)[c]	.68**	11.39	5.54	.54	6.67	7.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	208	220	123	138	129	76
Ratio of expenses before expense reductions (%)	1.63*	1.68[d]	1.70	1.76	1.71	1.73
Ratio of expenses after expense reductions (%)	1.63*	1.66[d]	1.69	1.75	1.71	1.73
Ratio of net investment income (%)	4.34*	5.14	5.68	5.31	5.59	6.39
Portfolio turnover rate (%)	181*e	83[e]	193	177	150	261
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.66%, and 1.66%, respectively.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 201% and 101% for the six months ended April 30, 2002 and the year ended October 31, 2001, respectively.
[f] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.03, increase net realized and unrealized gain (loss) per share by $.03, and decrease the ratio of net investment income to average net assets from 4.96% to 4.34%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not Annualized

Class C
Years Ended October 31,	2002[a,f]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 8.35	$ 8.40	$ 8.87	$ 8.82	$ 8.75
Income from investment operations: Net investment income	.19[b]	.45[b]	.48[b]	.46[b]	.49[b]	.56
Net realized and unrealized gain (loss) on investment transactions	(.13)	.48	(.04)	(.40)	.08	.06
Total from investment operations	.06	.93	.44	.06	.57	.62
Less distributions from: Net investment income	(.22)	(.46)	(.49)	(.53)	(.52)	(.55)
Total distributions	(.22)	(.46)	(.49)	(.53)	(.52)	(.55)
Net asset value, end of period	$ 8.66	$ 8.82	$ 8.35	$ 8.40	$ 8.87	$ 8.82
Total Return (%)[c]	.60**	11.57	5.50	.72	6.66	7.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	79	36	35	24	10
Ratio of expenses before expense reductions (%)	1.59*	1.61[d]	1.60	1.66	1.67	1.68
Ratio of expenses after expense reductions (%)	1.59*	1.59[d]	1.59	1.66	1.67	1.68
Ratio of net investment income (%)	4.38*	5.21	5.79	5.40	5.63	6.44
Portfolio turnover rate (%)	181*e	83[e]	193	177	150	261
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 201% and 101% for the six months ended April 30, 2002 and the year ended October 31, 2001, respectively.
[f] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.03, increase net realized and unrealized gain (loss) per share by $.03, and decrease the ratio of net investment income to average net assets from 5.00% to 4.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not Annualized

Class I
Years Ended October 31,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.81	$ 8.34	$ 8.38	$ 8.85	$ 8.81	$ 8.74
Income from investment operations: Net investment income	.23[b]	.55[b]	.56[b]	.55[b]	.59[b]	.66
Net realized and unrealized gain (loss) on investment transactions	(.12)	.47	(.02)	(.40)	.07	.06
Total from investment operations	.11	1.02	.54	.15	.66	.72
Less distributions from: Net investment income	(.27)	(.55)	(.58)	(.62)	(.62)	(.65)
Total distributions	(.27)	(.55)	(.58)	(.62)	(.62)	(.65)
Net asset value, end of period	$ 8.65	$ 8.81	$ 8.34	$ 8.38	$ 8.85	$ 8.81
Total Return (%)	1.26**	12.66	6.78	1.81	7.75	8.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	4	3	4	6
Ratio of expenses before expense reductions (%)	.51*	.54[c]	.55	.60	.57	.60
Ratio of expenses after expense reductions (%)	.51*	.51[c]	.54	.59	.57	.60
Ratio of net investment income (%)	5.46*	6.32	6.84	6.47	6.73	7.52
Portfolio turnover rate (%)	181d*	83[d]	193	177	150	261
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .51%, and .51%, respectively.
[d] The portfolio turnover rates including mortgage dollar roll transactions were 201% and 101% for the six months ended April 30, 2002 and the year ended October 31, 2001, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.03, increase net realized and unrealized gain (loss) per share by $.03, and decrease the ratio of net investment income to average net assets from 6.08% to 5.46%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not Annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $679,332,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($485,042,000) or October 31, 2003 ($69,777,000) or October 31, 2004 ($51,944,000) or October 31, 2007 ($26,058,000) or October 31, 2008 ($46,511,000), the respective expiration dates, whichever occurs first.

The Fund inherited approximately $82,537,000 of capital losses from its merger (see Note E) with Kemper U.S. Mortgage Fund, which may be applied against any realized net taxable capital gains of each succeeding year until finally utilized or until October 31, 2002 ($39,720,000), October 31, 2004 ($39,238,000) and October 31, 2007 ($3,579,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts, with the exception of mortgage-backed securities are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls and direct U.S. government obligations) aggregated $3,551,330,027 and $3,338,421,819, respectively. Purchases and sales of direct U.S. government obligations aggregated $125,348,095 and $417,965,370, respectively. Mortgage dollar rolls aggregated $413,156,396 and $413,531,864, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such net assets, 0.34% of the next $2,500,000,000 of such net assets and 0.32% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.41% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.200%, 0.250%, 0.175%, and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Fee Waived	Unpaid at April 30, 2002
Class A	$ 3,729,609	$ 73,777	$ 648,874
Class B	261,621	-	45,422
Class C	66,856	-	11,655
Class I	2,145	-	355
	$ 4,060,231	$ 73,777	$ 706,306

In addition, the Administrative Fee expense on the Statement of Operations includes $(139,462) changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 784,862	$ 135,683
Class C	286,527	48,547
	$ 1,071,389	$ 184,230

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 4,211,980	$ 522,296
Class B	258,026	42,387
Class C	94,175	15,483
	$ 4,564,181	$ 580,166

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002, aggregated $158,833.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $296,491 and $8,585, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2002, SDI aggregated $86,986.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2002, totaled $3,348,924 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,007 for custodian credits earned.

E. Acquisition of Assets

On May 25, 2001, the Fund acquired all the net assets of the Kemper U.S. Mortgage Fund pursuant to a plan of reorganization approved by the shareholders on May 15, 2001. The acquisition was accomplished by a tax-free exchange of 160,515,953 Class A Shares, 6,547,500 Class B Shares, and 654,408 Class C Shares of the Fund, respectively, for 199,504,747 Class A Shares, 8,104,614 shares of the Class B Shares, and 815,027 Class C Shares of the Kemper U.S. Mortgage Fund, respectively, outstanding on May 25, 2001. Kemper U.S. Mortgage Fund's net assets at that date ($1,430,528,209), including $9,554,481 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,628,491,400. The combined net assets of the Fund immediately following the acquisition were $4,059,019,609.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	30,662,920	$ 265,401,330	74,992,518	$ 646,197,329
Class B	4,632,745	40,016,516	10,317,034	88,752,323
Class C	3,005,977	26,086,866	8,906,631	76,552,374
Class I	322,139	2,792,986	1,046,520	9,023,507
		$ 334,297,698		$ 820,525,533
Shares issued in tax-free reorganization
Class A	-	$ -	160,515,953	$ 1,369,220,533
Class B	-	-	6,547,500	55,718,909
Class C	-	-	654,408	5,588,767
		$ -		$ 1,430,528,209
Shares issued in reinvestment of dividends
Class A	8,026,173	$ 68,995,951	13,323,854	$ 114,428,905
Class B	433,352	3,717,287	669,050	5,737,236
Class C	174,953	1,505,963	281,389	2,420,750
Class I	15,365	132,001	33,571	287,711
		$ 74,351,202		$ 122,874,602
Shares redeemed
Class A	(54,278,637)	$ (469,198,967)	(94,906,160)	$ (816,291,230)
Class B	(5,977,083)	(51,553,779)	(7,322,059)	(62,821,513)
Class C	(2,815,277)	(24,374,955)	(5,201,862)	(44,692,987)
Class I	(409,316)	(3,544,335)	(1,000,165)	(8,619,803)
		$ (548,672,036)		$ (932,425,533)
Net increase (decrease)
Class A	(15,589,544)	$ (134,801,686)	153,926,165	$ 1,313,555,537
Class B	(910,986)	(7,819,976)	10,211,525	87,386,955
Class C	365,653	3,217,874	4,640,566	39,868,904
Class I	(71,812)	(619,348)	79,926	691,415
		$ (140,023,136)		$ 1,441,502,811

G. Line of credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premium on debt securities. In addition, paydowns on mortgage-backed securities, which were included in net realized gain (loss) on investment transactions, are included as interest income. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $6,756,325 reduction in cost of securities and a corresponding $6,756,325 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002, was to decrease net investment income by $12,371,104, decrease unrealized appreciation (depreciation) by $6,454,657, and increase net realized gains (losses) by $18,825,761. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder U.S. Government Securities Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
275,619,063	6,365,895	10,710,460

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

Notes

Performance Summary April 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder U.S. Government Securities Fund - Class I Shares	1.26%	7.67%	6.85%	7.28%	6.91%
Salomon Brothers 30-Year GNMA Index+	1.70%	8.18%	7.52%	7.72%	7.56%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder U.S. Government Securities Fund - Class I Shares -- Salomon Brothers 30-Year GNMA Index+

Yearly periods ended April 30

Dividend Review
During the six months, Scudder U.S. Government Securities Fund - Class I shares paid the following dividends:
Income Dividends	$ .27

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Salomon Brothers 30-Year GNMA Index is unmanaged, is on a total-return basis with all dividends reinvested and comprises GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder U.S. Government Securities Fund prospectus and the 2001 Annual Report for Scudder U.S. Government Securities Fund.

(SGSF-2I)